UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2012

Vanguard Minerals Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-51640	27-2387053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Glen Point Circle, Richmond, VA	23233
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (804) 477-1823

________________________Vanguard Minerals Corporation ___________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

SECTION 5 – Matters Related to Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Sean C. Rice resigned as a director and Principal Financial and Accounting Officer of Vanguard Minerals Corporation effective at 10:00 AM EST on August 14, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vanguard Minerals Corporation

__/s/____Sean C. Rice_________
Principal Financial and Accounting Officer

Date: August 13, 2012